UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2005

TRIKON TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26482	95-4054321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ringland Way, Newport, South Wales NP18 2TA,

United Kingdom

(Address of principal executive offices, including zip code)

44-1633-414-000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2005, Trikon Technologies, Inc. (the “Company”) issued a press release announcing results for the fiscal quarter ended March 31, 2005 and the planned restatement of certain previously issued financial statements. The full text of this press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead “furnished” pursuant to that instruction.

Item 8.01. Other Matters.

The text under “Item 2.02. Results of Operations and Financial Condition” above is hereby incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number
99.1	Trikon Technologies, Inc. press release dated May 9, 2005, announcing results for the fiscal quarter ended March 31, 2005 and the planned restatement of certain previously issued financial statements. This exhibit is being furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIKON TECHNOLOGIES, INC.

By:	/s/ John Macneil
John Macneil President and Chief Executive Officer

Date: May 9, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Trikon Technologies, Inc. press release dated May 9, 2005, announcing results for the fiscal quarter ended March 31, 2005 and the planned restatement of certain previously issued financial statements. This exhibit is being furnished and not filed.